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                                                                 Exhibit 10 (ae)

                         AGREEMENT OF SALE AND PURCHASE

            THIS AGREEMENT is made as of the 19th day of August, 1997, by and between L&W ASSOCIATES, a Pennsylvania general partnership ("Seller") and PENN SQUARE PROPERTIES, INC., a Pennsylvania corporation, or its assignee or nominee ("Buyer").

                              W I T N E S S E T H :

            1. Agreement to Sell and Purchase. Seller agrees to sell to Buyer, and Buyer agrees to purchase from Seller, subject to all of the terms and conditions of this Agreement, the property situate in the Township of East Goshen, Chester County, Commonwealth of Pennsylvania, consisting of the following:

                  (a) That certain tract of land more fully described by metes and bounds on Exhibit A to this Agreement, together with all buildings and improvements thereon and appurtenances thereto, and together with all rights, title and interest of Seller in and to any land lying in the bed of any street, opened or proposed, abutting such tract of land, and all right, title and interest of Seller in and to any unpaid award for the taking by eminent domain of any part of the aforesaid tract of land or for damage to such tract of land by reason of a change of grade of any street (collectively, the "Real Property").

                  (b) All fixtures, equipment, supplies, and other personal property attached or appurtenant to, or located in or on, or used in connection with the Real Property, which are not owned by tenants of the Real Property, and together with all intangible personal property used in the ownership, operation or maintenance of the Real Property, including without limitation, the items set forth on Exhibit B to this Agreement (collectively, the "Personal Property").
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                  (c) The Real Property and the Personal Property are sometimes collectively referred to as the "Property".

            2. Purchase Price.

                  (a) The purchase price (the "Purchase Price") for the Property, subject to adjustments as provided in this Agreement, shall be the sum of Six Million Six Hundred Thousand Dollars ($6,600,000), and shall be paid as follows:

                        (i) Fifty Thousand Dollars ($50,000) shall be paid by Buyer?s check drawn to the order of First American Title Insurance Company (?Title Company?) within two (2) business days after the expiration of the Inspection Period. As used in this Agreement, the term ?Deposit? shall mean the aforesaid sum of Fifty Thousand Dollars plus all interest which has accrued thereon. The Deposit shall be held by the Title Company in an interest bearing account pending consummation of this Agreement.

                        (ii) The next portion of the Purchase Price shall be paid at Closing by Buyer?s acceptance of title to the Real Property encumbered by the lien of the Existing Mortgage. Buyer shall receive a credit against the Purchase Price at Closing in an amount equal to the then current unpaid principal balance of the Existing Mortgage.

                        (iii) The balance of the Purchase Price shall be paid at Closing by wire transfer of immediate funds to an account of Seller (which account shall be designated by written notice from Seller to Buyer no later than two (2) business days prior to the Closing Date).

                  (b) Buyer agrees to accept title to the Real Property at Closing encumbered by the lien of the Mortgage dated August 4, 1995 in the original principal sum of Three Million Five Hundred Twenty-five Thousand Dollars ($3,525,000) to USG Annuity & Life Company (said Mortgage being herein called the "Existing Mortgage". A copy of the Existing Mortgage is attached to this Agreement as Exhibit C-1. Buyer also agrees that the grantee of the Real Property shall assume the obligations of Seller and of Jack Loew (subject to the non-recourse provisions
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therein) pursuant to the Existing Mortgage, Existing Note and the other loan documents. A copy of the Note which is secured by the Existing Mortgage (the "Existing Note") is attached to this Agreement as Exhibit C-2.

            3. Disposition of Deposit; Defaults.

                  (a) The Deposit shall be held in escrow and disbursed by Title Company in accordance with the terms of this Agreement. If Closing is completed, the Title Company shall pay the Deposit to Seller on account of the Purchase Price.

                  (b) (i) If Buyer, without the right to do so and in default of its obligations under this Agreement fails to complete Closing, the Deposit shall be paid to Seller as liquidated damages and not as a penalty. Buyer and Seller acknowledge that the damages which may be incurred by Seller in the event of Buyer's default are difficult to quantify as of the date of this Agreement; the Deposit represents the parties' reasonable estimate of Seller's probable future damages in the event of Buyer's default; and that the Deposit represents fair and reasonable compensation to Seller in the event of Buyer's default. Except as otherwise expressly provided in this Agreement, the right of Seller to be paid the Deposit shall be Seller's exclusive and sole remedy, and Seller waives any right to recover the balance of the Purchase Price, or any part thereof, and the right to pursue any other remedy permitted by law or in equity against Buyer.

                        (ii) If Seller, without the right to do so and in default of its obligations under this Agreement fails to complete Closing or otherwise defaults under or breaches this Agreement, Buyer shall have the right either (i) to be paid the Deposit or (ii) to obtain specific performance and injunctive relief

                  (c) In the event of a dispute between the parties with respect to the Deposit, the Title Company may deposit the Deposit with a court of proper jurisdiction and commence an interpleader action. Upon notifying Seller and Buyer of the commencement of such action, the Title Company shall be released of all liability with respect to the Deposit, except to the extent of accounting for any monies previously delivered by the Title Company out of escrow. The Title Company shall not be


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liable to either Seller or Buyer other than for the performance of its duties under this Agreement, its negligence or intentional wrongdoing.

            4. Closing.

                  The closing of this transaction ("Closing") shall take place at the offices of Wolf, Block, Schorr and Solis-Cohen, Twelfth Floor Packard Building, 15th and Chestnut Streets, Philadelphia, Pennsylvania 19102. Closing shall commence at 10:00 a.m. on October 31, 1997, or on such earlier date as Buyer shall designate by at least five (5) days prior written notice to Seller (the "Closing Date").

            5. Condition of Title.

                  (a) Title to the Property shall be good and marketable and free and clear of all liens, restrictions, easements, encumbrances, leases, tenancies and other title objections, except for the lien of the Existing Mortgage, the Tenant Lease and the Permitted Encumbrances; and shall be insurable as such at ordinary rates by the Title Company pursuant to an ALTA Owner's Policy of Title Insurance, 1970 Form B, amended October 17, 1970 and October 17, 1984. The premium for the Owner's Policy of Title Insurance will be paid by Buyer.

                  (b) If Seller is unable to convey title to the Real Property to Buyer at Closing in accordance with the requirements of this Agreement, Buyer shall have the options (i) of taking such title as Seller is able to convey with abatement of the Purchase Price in the amount (fixed or ascertainable) of any Monetary Liens or (ii) of terminating this Agreement. Notwithstanding the foregoing, if title to the Property is not as described in Section 5(a) by reason of any willful act or omission by Seller, Buyer shall also be entitled to pursue all other remedies available to Buyer at law or in equity.

                  (c) Buyer shall, on or prior to the expiration of the Inspection Period: (i) obtain from the Title Company a commitment for Title Insurance ("Title Commitment") with respect to the Property; (ii) if desired by Buyer, obtain a new as-built survey of the Property; and (iii) give to Seller notice ("Exception Notice") of any exceptions to the Title set forth in the Title Commitment which are not acceptable to Buyer


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("Unacceptable Exceptions"). Buyer agrees that the Tenant Lease and the lien of the Existing Mortgage shall not be Unacceptable Exceptions. Seller shall, within ten days from the date of Seller?s receipt of the Exception Notice, deliver to Buyer an endorsement to the Title Commitment issued by the Title Company stating which, if any, Unacceptable Exceptions the Title Company has removed from the Title Commitment; and if the Title Company has not issued an endorsement to the Title Commitment removing all of the Unacceptable Exceptions from the Title Commitment within ten days from the date of Seller?s receipt of the Exception Notice, then Buyer shall have the right to terminate this Agreement. If Buyer does not terminate this Agreement pursuant to the provisions of this subsection 5(c), then the exceptions remaining on Schedule B, Section 2 of the Title Commitment which are not liens (excluding, however, the lien of the Existing Mortgage) securing repayment of monetary sums (?Monetary Liens?) shall be the ?Permitted Encumbrances?. Seller agrees fully to pay all Monetary Liens and cause all Monetary Liens to be released and satisfied of record prior to the completion of Closing.

            6. Possession.

                  Possession of the Property shall be given to Buyer at Closing, subject only to the rights of the Tenant under Tenant Lease, by delivery of Seller's special warranty deed duly executed and acknowledged by Seller and in proper form for recording (the "Deed"). If Buyer causes a survey of the Real Property to be made, then at Buyer's option the description of the Real Property contained in the Deed shall be based upon that survey.

            7. Apportionments; Transfer Taxes; Security Deposits.

                  (a) (i) Real estate taxes (on the basis of the actual fiscal years for which such taxes are assessed) on the Real Property; water and sewer rentals; and base, minimum and/or fixed rental, additional rental and other sums paid by the Tenant to the Seller prior to Closing under the Tenant Lease shall be apportioned pro rata between Seller and Buyer on a per diem basis as of the Closing Date; provided, however, that there shall be no apportionment between Buyer and Seller at Closing with respect to utility charges paid by the Tenant directly to utility companies pursuant to the Tenant Lease.

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                        (ii) (A) If the Closing Date is not the first day of a
calendar month and if as of the Closing Date the Tenant has not paid the monthly installment of base, minimum and/or fixed rental (?Delinquent Installment?) due under its Tenant Lease with respect to the month in which Closing occurs, then at Closing Buyer shall receive a credit against the Purchase Price in an amount equal to the portion of the Delinquent Installment applicable to the period of time from and after the Closing Date and through the balance of the applicable month; and upon Buyer?s receipt of the Delinquent Installment from Tenant, Buyer shall pay the full amount thereof to Seller.

                              (B) If as of the Closing Date, the Tenant is in
default (the amount in default being herein called "Prior Delinquency") in the payment of any monthly installment of base, minimum and/or fixed rent with respect to any month prior to the month in which Closing occurs or is otherwise in default with respect to the payment of additional rent applicable periods prior to the Closing Date, then any amounts collected by Buyer after Closing which are in addition to the monthly installments of base, minimum and/or fixed rent then currently due and/or additional rental then currently due shall be paid by Buyer to Seller on account of the Prior Delinquency.

                  (b) At Closing, each of Buyer and Seller shall pay one-half (?) of all realty transfer taxes imposed by the Commonwealth of Pennsylvania and all other governmental authorities upon the Deed and the conveyance of the Real Property from Seller to Buyer.

                  (c) At Closing, Buyer shall receive a credit against the Purchase Price in the amount of the Security Deposit paid under the Tenant Lease, if any, and all interest which has (or was required to) accrued thereon.

                  (d) (i) Interest under the Existing Note is payable monthly in arrears. Therefore, the interest portion of the monthly payment to be made to the holder of the Existing Note on the Closing Date, if Closing occurs on the first day of a calendar month, or to be made on the first day of the first calendar month after the Closing Date, if Closing does not occur on the first day of a month, shall be apportioned on a per diem basis for the monthly period preceding such payment, and Buyer shall be given a credit at Closing against the Purchase Price for the portion of such interest payment attributable to the period occurring prior to the Closing Date.

                        (ii) If, on the Closing Date, the holder of the Existing
Note is holding in escrow, monthly installments theretofore paid to such holder by Seller on account of real estate taxes and/or insurance premiums, and if such monthly installments are not returned to Seller at Closing, then Buyer shall reimburse Seller, at Closing for the amount thereof; and Seller shall, at Closing, assign to Buyer all of Seller?s rights, title and interest therein.

            8. Representations and Warranties of Seller. Seller makes the following representations and warranties to Buyer, which representations and warranties are true and correct as of the date of this Agreement, and shall be true and correct at and as of the Closing Date as though made both at and as of the date of this Agreement and at and as of the Closing Date:

                  (a) The only leases or other agreements (herein called the ?Tenant Lease?; and the tenant under the Tenant Lease is herein called ?Tenant?) with respect to rights of use and occupancy of the Property in effect is as set forth on the Chart attached hereto as Schedule 1.

                  (b) The Tenant Lease is valid and existing and in full force and effect; the Tenant is in actual possession of the Property; and neither the Tenant nor the Seller is in default of its respective obligations under the Tenant Lease.

                  (c) The copies of the Tenant Lease previously delivered by Seller to Buyer and initialed by Seller and Buyer for identification are true and complete copies of the Tenant Lease; the Tenant Lease has not been amended, modified, or supplemented; and the Tenant does not have any right to extend or renew the terms of the Tenant Lease except as expressly set forth in the Tenant Lease.

                  (d) The Tenant has not asserted any claim which could adversely affect the right of the landlord to collect base, minimum or fixed rental or additional rental from the Tenant; and no notice of default or breach on the part of landlord under the

Tenant Lease has been received by Seller from the Tenant which has not been cured.

                  (e) All construction, painting, repairs, alterations, improvements and other work required to be performed by the landlord under the Tenant Lease, and all of the other obligations of the landlord required to be performed under the Tenant Lease as of the Closing Date, have been completed fully performed and paid for in full by Seller.

                  (f) The terms of the Tenant Lease commenced and will end on the dates specified in the Charts attached hereto as Schedule 1.

                  (g) The rents and other payments set forth in the Tenant Lease is the actual rents, income and charges presently being collected by Seller under the Tenant Lease; and all minimum rent payable under the Tenant Lease is payable monthly in advance.

                  (h) Except as set forth in the Tenant Lease, the Tenant is not entitled to any concession, allowance, rebate or refund; and the allowances, if any, specified in the Tenant Lease have been fully recovered by the Tenant thereunder.

                  (i) The Tenant has not prepaid any base rental, minimum rental, fixed rental or additional rental or other charges for more than the current month under its Tenant Lease.

                  (j) Neither the Tenant Lease nor the rental or other amounts payable under the Tenant Lease has been assigned, pledged or encumbered other than to the holder of Existing Mortgage as collateral security.

                  (k) No security deposit has been paid by the Tenant under the Tenant Lease, except as set forth on the Charts attached hereto as Schedule 1.

                  (l) The Chart attached hereto as Schedule 2 sets forth the only brokerage or leasing commissions or other compensation which are or will be due and payable to any party (?Lease Broker?) with respect to or on account of the Tenant Lease or any extensions or renewals thereof or any other actions by the Tenant thereunder; the copies of the agreements between

Seller and the Lease Broker delivered by Seller to Buyer are true and complete and there are no other such agreements; Seller shall fully pay (and shall provide to Buyer at Closing evidence of such payment) all installments on account of the existing leasing commissions due or payable with respect to any rental due or payable in connection with any period prior to the Closing Date and/or otherwise due and payable prior to the Closing Date; and Buyer shall, at Closing, accept the assignment of the Tenant Lease subject to the obligation to pay all of the existing leasing commissions to the Lease Broker with respect to periods occurring from and after the Closing Date. Pursuant to the preceding sentence, there shall be an apportionment at Closing of prepaid or accrued leasing commissions.

                  (m) Except as expressly set forth in the Tenant Lease, the Tenant does not have any right or option to acquire to the Property or any portion thereof.

                  (n) Seller has not received any written notice ("Defect Notice") from any insurance company which has issued a policy with respect to the Property or from any board of fire underwriters (or other body exercising similar functions) claiming any defects or deficiencies in the Property or suggesting or requesting the performance of any repairs, alterations or other work to the Property.

                  (o) As of the Closing Date there shall be no management, service, equipment, supply, security, maintenance, construction, concession or other agreements with respect to or affecting the Property, except for any agreements under which only the Tenant is bound.

                  (p) No employee of Seller who performs services at or in connection with the Property is covered by an employment agreement or union contract; no demand has been made upon Seller for recognition of a union or collective bargaining agent for the employees of Seller at the Property; and none of the employment arrangements with respect to Seller?s employees will be binding upon Buyer or any subsequent owner of the Property after Closing.

                  (q) There are no outstanding uncured written notices received by Seller of any violation (?Violation?) of any applicable law, ordinance, code, rule, order, regulation or

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requirement of any governmental authority with respect to the Property.

                  (r) Exhibit D sets forth the only fire and extended coverage insurance policies ("Policy") maintained by Seller with respect to the Property; the Policy is in full force and effect and all premiums due thereunder has been paid; and neither Seller nor (to Seller?s knowledge) any of the Tenant have received any notice from the insurance companies which issued the Policy, indicating that the Policy will not be renewed or will be renewed at a higher premium than is presently payable therefor.

                  (s) There is no action, suit or proceeding pending or, to the knowledge of Seller, threatened against or affecting Seller or the Property or any portion thereof or the Tenant Lease or relating to or arising out of the ownership, management or operation of the Property, in any court or before or by any federal, state, county or municipal department, commission, board, bureau or agency or other governmental instrumentality.

                  (t) Seller has not received any notice of any condemnation proceeding or other proceedings in the nature of eminent domain ("Taking") in connection with the Property, and to Seller's knowledge no Taking has been threatened.

                  (u) All of the books, records, information, data and other items supplied by Seller to Buyer with respect to Seller or the Property are true, complete and correct in all material respects.

                  (v) To the best of Seller?s actual knowledge: there is no presently existing Violation at the Property of any environmental law or regulation; no contamination is present at the Property; and no underground storage tanks, asbestos or PCBs are present at the Property.


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                  (w) The copy of the Existing Mortgage attached as Exhibit C-1 to this Agreement, the copy of the Existing Note attached as Exhibit C-2, and the copies of (the following documents being herein called "Additional Loan Documents") the Commitment Letter, the Assignment of Rents and Leases, the Security Agreement, the set of UCC-1 financing Statements, the Limited Guaranty, the Subordination of Management to Mortgage, attached hereto as Exhibit C-3, are all true and complete copies thereof, and the same have not been further amended, modified or supplemented; the holder of the Existing Note and the Existing Mortgage is USG Annuity & Life Company; the Existing Mortgage and the Existing Note are in full force and effect; no default or breach exists under the Existing Mortgage or the Existing Note, and no event or omission has occurred which with the giving of notice or lapse of time, or both, would constitute a default or breach under the Existing Mortgage or the Existing Note; and there are no other agreements between Seller or any prior owners of the Property and the holder of the Existing Mortgage which have not been fully rescinded and rendered null and void.

                  (x) The unpaid principal sum of the Existing Note as of August 1, 1997 (after payment by Seller of the installment of principal and interest on August 1, 1997) was $3,385,100; and the amounts prepaid by Seller to the holder of the Existing Note on the property known as 1305 Goshen Parkway on account of 1997-1998 real estate taxes and on account of insurance premiums are $100,642, being the full amounts, if any, required by the terms of the Existing Mortgage.

             9. Tax-Free Exchange. Buyer shall cooperate with Seller in effecting an exchange described in Section 1031 of the Internal Revenue Code ("Tax Free Exchange"), provided, that: (a) the Tax Free Exchange shall not impose upon Buyer additional financial or legal obligations in addition to those set forth elsewhere in this Agreement; (b) Buyer shall have no obligation to take title to any exchange property; (c) Seller shall indemnify, defend and save and hold Buyer harmless of and from all expenses, liabilities, claims, losses or actions as a result of Buyer's participation in the Tax Free Exchange; (d) Buyer shall have no obligation to modify any of the provisions of this Agreement to effect the Tax Free Exchange; (e) any Agreement of Sale to be entered into by Buyer for an exchange property shall provide that any liability of Buyer thereunder shall be limited

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and restricted in enforcement to any deposit monies paid by Buyer; and (f)
Seller shall provide to Buyer any deposit monies required under any Agreement of Sale for an exchange property.

            10. Operations Prior to Closing. Between the date of the execution of this Agreement and Closing:

                  (a) Seller shall, at its expense: perform all of the obligations under the Tenant Lease and the Existing Mortgage, the Existing Note and the Additional Loan Documents; and cure all notices of any Violations and/or Defect Notices issued prior to Closing.

                  (b) Seller shall not enter into any agreement to modify, amend or otherwise alter any of the terms or provisions of the Tenant Lease; and Seller shall not enter into a new lease or other agreement with respect to the use or occupancy of the Property, without prior written approval of Buyer.

                  (c) Seller shall perform all acts, and shall make all payments, necessary to cause the representations and warranties of Seller in this Agreement to be true and correct.

                  (d) (i) Buyer, its attorneys, accountants, architects, engineers and other representatives shall be afforded access to the Property and to all books, records and files relating thereto from time to time prior to Closing for the purposes of inspections, preparation of plans, taking of measurements, making of surveys, making of appraisals, and generally for the ascertainment of the condition of the Property, including but not limited to the physical and financial condition of the Property; and there shall be furnished to Buyer all plans and specifications, engineering reports, feasibility studies, operating statements, governmental permits and approvals, contracts, leases, surveys, title information and other documentation concerning the Property in the possession of Seller and/or Seller's management agent for the Property.

                    (ii) Buyer agrees to indemnify, defend and reimburse Seller for all costs, expenses (including, without limitation, attorney?s fees, consultant and expert fees and court costs) loss and liabilities suffered or incurred by Seller as the result of any bodily injuries to persons or properties caused by

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Buyer?s entry upon the Property prior to Closing pursuant to the provisions of this Section 10(d).

                  (e) Promptly after receipt thereof by Seller, Seller shall deliver to Buyer the following:

                        (i) a copy of any notice of default given or received under the Tenant Lease;

                        (ii) a copy of any tax bill, notice or statement of value, or notice of change in a tax rate affecting or relating to the Property;

                        (iii) a copy of any notice of an actual or alleged Violation;

                        (iv) a copy of any notice of Taking; and

                        (v) a copy of any notice given or received under the Existing Mortgage and/or under the Existing Note and/or under the Additional Loan Documents.

                  (f) Seller shall deliver for execution by the Tenant a written certification which shall be prepared by Buyer?s counsel (utilizing the form attached to this Agreement as Exhibit E, but modified and supplemented by Buyer?s counsel to reflect the terms and provisions of the Tenant Lease and to incorporate confirmation of any of the representations and warranties of Seller in Section 8 with respect to the Tenant Lease) (each such certification being herein called a ?Tenant Estoppel Certificate?); and Seller shall obtain an executed Tenant Estoppel Certificate (dated no more than twenty (20) days prior to the Closing Date) from the Tenant. Seller shall deliver to Buyer a copy of the executed Tenant Estoppel Certificate obtained by Seller, promptly after Seller?s receipt thereof.

                  (g) Seller shall complete and deliver for execution by the holder of the Existing Mortgage a written certification in the form of Exhibit F (?Mortgagee Estoppel Certificate?); and shall obtain an executed Mortgagee Estoppel Certificate (dated no more than twenty (20) days prior to the Closing
Date) from the holder of the Existing Mortgage. As provided on Exhibit F, the Mortgagee Estoppel Certificate shall provide, inter alia, that Seller and Jack Loew are released from all liability under the Existing Mortgage, Existing Note and the other Loan Documents. Seller shall deliver to Buyer a copy of the executed Mortgagee Estoppel Certificate delivered to Seller promptly after receiving such Mortgagee Estoppel Certificate. Buyer shall pay, at Closing, the one percent (1%) assumption fee charged by the holder of the Existing Mortgage to permit Buyer to take title to the real Property encumbered by the lien of the Existing Mortgage; and Seller shall pay all other costs, fees, charges and expenses imposed by the holder of the Existing Mortgage for the issuance of the Mortgagee Estoppel Certificate.

            11. Survival. The representations and warranties of Seller set forth in Section 8 shall survive Closing for a period of 9 months from Closing and thereafter if a notice of breach is given to Seller with such 9-month period. The obligations of Seller and Buyer pursuant to Sections 7, 9, 10(d)(ii), 16, 17 and 20 of this Agreement shall survive Closing without limit. Except as otherwise provided in the preceding two sentences, the agreements of Seller and Buyer set forth in this Agreement shall not survive Closing and shall merge into the delivery of the Deed at Closing.

            12. Casualty.

                  (a) Seller shall maintain the Policy in effect until the time of Closing.

                  (b) If at any time prior to the Closing Date any portion of the Property is destroyed or damaged as a result of fire or any other casualty ("Casualty"), Seller shall promptly give written notice ("Casualty Notice") thereof to Buyer. If the Property is the subject of a Casualty and if the damage or destruction resulting from the Casualty is not fully repaired and restored prior to Closing by Seller (at Seller?s sole cost and expense and in a manner which is reasonably acceptable to Buyer), Buyer shall have the right, at its sole option, of terminating this Agreement unless, (i) the cost fully to repair or restore such damage is less than Twenty-Five Thousand Dollars ($25,000) and sufficient insurance proceeds are available fully to restore such damage, and
(ii) the insurance company issuing the Policy has confirmed in writing prior to the end of such thirty (30) day period that such Casualty is covered by the Policy and that no

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defense to payment of the claim exists, and (iii) such Casualty will not result in the Tenant terminating the Tenant Lease or asserting a right to terminate any of the Tenant Lease, and (iv) any loan commitment obtained by Buyer for financing to acquire the Property is not canceled or suspended as a result of such Casualty. If Buyer does not terminate this Agreement, the proceeds of any insurance with respect to the Property paid between the date of this Agreement and the Closing Date shall be paid to Buyer at the time of Closing and all unpaid claims and rights in connection with losses to the Property shall be assigned to Buyer at Closing without in any manner affecting the Purchase Price.

                  (c) If the Property is the subject of a Casualty, but Buyer does not have the right to terminate this Agreement pursuant to the provisions of Section 12(b) (or Buyer does not exercise such right), then Seller shall promptly cause all temporary repairs to be made to the Property as shall be required to prevent further deterioration and damage to the Property; provided, however, that any such repairs shall first be approved by Buyer. Seller shall have the right to be reimbursed from the proceeds of any insurance with respect to the Property paid between the date of this Agreement and the Closing Date for the cost of all such repairs made pursuant to this Section 12(c). Except for the obligation of Seller to repair the Property set forth in this Section 12(c), Seller shall have no other obligation to repair any Casualty damage in the event Buyer does not elect to terminate this Agreement pursuant to the provisions of
Section 12(b), and in such event, Buyer shall accept the Property at Closing as damaged or destroyed by the Casualty.

            13. Eminent Domain. If at any time prior to the Closing Date: a Taking affects all or any part of the Property, or if any proceeding for a Taking is commenced, or if notice of the contemplated commencement of a Taking is given, Seller shall promptly give written notice ("Taking Notice") thereof to Buyer. Buyer shall have the right, at its sole option, of terminating this Agreement by written notice to Seller. If Buyer does not terminate this Agreement, the Purchase Price shall be reduced by the total of any awards or damages received by Seller and Seller shall, at Closing, assign to Buyer all of Seller's right, title and interest in and to any awards or damages to which Seller may have become entitled or may thereafter be entitled by reason of any exercise of the power of eminent domain or condemnation with respect to or for the Taking of the Property or any portion thereof.

            14. Conditions of Buyer's Obligations.

                  (a) The obligations of Buyer under this Agreement are subject to the satisfaction at the time of Closing of each of the following conditions (any one of which may be waived in whole or in part in writing by Buyer at or prior to Closing):

                        (i) all of the representations and warranties by Seller set forth in this Agreement shall be true and correct in all material respects;

                        (ii) no representation or warranty by Seller contained in this Agreement shall contain any materially untrue statement or shall omit a material fact necessary to make the statement of fact therein recited not misleading;

                        (iii) Seller shall have performed all covenants, agreements and conditions required by this Agreement to be performed by Seller prior to or as of the Closing Date; and

                        (iv) Buyer shall have received the executed Tenant Estoppel Certificate and Mortgagee Estoppel Certificate.

                  (b) Failure of Condition. In the event any of the conditions set forth in Section 14(a) are not satisfied as of the Closing Date, Buyer shall have the right, at Buyer's sole option, to (i) terminate this Agreement or (ii) complete Closing notwithstanding the unsatisfied condition.

                  (c) Inspection Contingency.

                        (i) Buyer shall, during the period ("Inspection Period") from the date of this Agreement to the date occurring forty-five (45) days thereafter, have the opportunity to examine the Property, the Tenant Lease, the Policy, the Permitted Encumbrances, any items to be delivered by Seller to Buyer, and to conduct such other inspections as Buyer, in its discretion, may elect.

                        (ii) Seller acknowledges that Buyer may commission, prior to Closing, at Buyer's sole cost and expense, an investigation of without limitation: compliance with environmental laws, the presence of contaminants on, over, under, migrating from or affecting the Property.

                        (iii) Seller will cooperate with Buyer and Buyer's agents in Buyer's investigation, including without limitation: (A) complying with requests for information and records; (B) warranting that responses to such requests are true and complete; (C) assisting Buyer in obtaining governmental agency or other records and upon Buyer's request communicating directly with any governmental agencies; and (D) granting Buyer access to the Property including, without limitation, access for collecting surface or subsurface samples of soil, vegetation or water, or samples from buildings and other improvements located on the Property, including samples from walls, floors, ceilings, plenums, paved areas and other areas the taking of which samples may necessitate some damage to the buildings, other improvements, and installing groundwater monitoring wells.

                        (iv) Buyer shall have the right, at Buyer?s sole option, to terminate this Agreement (for any reason whatsoever) on or prior to the second business day to occur after the date on which the Inspection Period ends.

                        (v) Unless and until Closing is completed, Buyer shall maintain the results of all environmental tests performed on Buyer?s behalf in a confidential manner; provided, however, that the obligations of Buyer pursuant to this subparagraph 14(c)(v) shall not limit or prohibit the right of Buyer to disclose such tests and/or results to: the Title Company; Buyer?s attorneys, accountants and other professional representatives; any party providing financing or equity funds to Buyer; any assignee of Buyer?s rights under this Agreement; or any partner or joint venturer of Buyer or any party performing due diligence testing on behalf of Buyer.

                        (vi) If Buyer terminates this Agreement pursuant to the provisions of this Section 14(c), then Buyer shall deliver to Seller copies of any then completed surveys, title commitments and/or environmental surveys with respect to the Property obtained by Buyer.

            15. Items to be Delivered at Closing.

                  (a) By Seller. At Closing, Seller shall deliver to Buyer the following:

                        (i) Deed. The Deed.

                        (ii) Bill of Sale. A Bill of Sale for the Personal Property, duly executed and acknowledged by Seller in proper form for recording.

                        (iii) Assignments of Leases. An Assignment in the form of Exhibit G of the Tenant Lease, duly executed and acknowledged by Seller and in proper form for recording, assigning to Buyer or Buyer's assignee all of the lessor's and Seller's rights, title and interest in the Tenant Lease, subject only to the prior collateral assignment of the Tenant Lease to the holder of the Existing Mortgage as provided therein, together with an original executed copy of the Tenant Lease and a letter, duly executed by Seller, in form satisfactory to Buyer addressed to the tenant.

                        (iv) Certificates, Etc. An assignment, duly executed and acknowledged by Seller, of (and delivery to Buyer of originals or copies of): all certificates of occupancy and all other licenses, permits, authorizations, consents, certificates and approvals for the Property; all fees, escrow and/or security funds, deposits and other sums heretofore paid to any governmental authority in connection with the Property; all certificates issued by the local Board of Fire Underwriters (or other body exercising similar functions); all plans, specifications and project manuals for the Property; all guarantees, bonds and warranties with respect to the Property (together with original counterparts of such instruments); and all keys to the Property.

                        (v) Tenant Estoppel Certificates. An original counterpart of the Tenant Estoppel Certificate.

                        (vi) Mortgagee Estoppel Certificate. An original counterpart of the Mortgagee Estoppel Certificate.

                        (vii) Resolutions; Title Company Affidavits, Etc. Such resolutions and certificates as the Title Company shall require to evidence the due authorization of the execution and performance of this Agreement and the documents to be delivered pursuant hereto; and all affidavits, indemnities and other agreements required by the Title Company to permit it to issue to Buyer the Owner's Policy of Title Insurance required pursuant to Section 5(a).

                        (viii) Statements. A statement, certified by Seller (and accompanied with all relevant back-up documentation) setting forth all information reasonably necessary or reasonably required to permit Buyer to calculate and collect after Closing all payments of additional rent and other charges due under the Tenant Lease.

                        (ix) Conveyance of Awards. All proper instruments for the conveyance of the awards referred to in Sections 1(a) and 13.

                        (x) Other Documents. Any other documents required to be delivered by Seller pursuant to any other provisions of this Agreement.

                  (b) By Buyer. At Closing, Buyer shall deliver to Seller the following:

                        (i) Purchase Price. The portion of the Purchase Price payable pursuant to Section 2(a)(iii).

                        (ii) Assumption Agreements. An assumption agreement, in the form of Exhibit G of the Tenant Lease, duly executed and acknowledged by Buyer and in proper form for recording.

                        (iii) Other Documents. Any other document required to be delivered by Buyer pursuant to any other provisions of this Agreement.

                  (c) Preparation of Documents. Buyer shall prepare the documents referred to in subparagraphs 15(a)(i), (ii) (iii), (iv), (v) and (vi); and Seller shall prepare the documents referred to in subparagraphs 15(a)(vii) and (viii).

            16. Reports. For the period of time commencing on the date of this Agreement and continuing through the first anniversary of the Closing Date, and without limitation of the other document production otherwise required of Seller hereunder, Seller shall, from time to time, upon reasonable advance written notice from Buyer, provide to Buyer and its representatives: (i) access to all financial and other information pertaining to the period of Seller?s ownership and operation of the Property, which information is relevant and reasonably necessary, in the opinion of Buyer?s outside, third party accountants ("Accountants") to enable Buyer and its Accountants to prepare financial statements in compliance with any and all of (a) Rule 3-05 or Rule 3-14 of Regulation S-X of the Securities and Exchange Commission (the "Commission"), as applicable to Buyer; (b) any other rule issued by the Commission and applicable to Buyer; and (c) any registration statement, report or disclosure statement filed with the Commission by, or on behalf of Buyer; and (ii) a representation letter, in form specified by, or otherwise satisfactory to the Accountants, signed by the individual(s) responsible for Seller?s financial reporting, as prescribed by generally accepted auditing standards promulgated by the Auditing Standards Division of the American Institute of Certified Public Accountants, which representation letter may be required by the Accountants in order to render an opinion concerning Seller?s financial statements.

            17. Brokerage. Buyer represents and warrants to Seller that Buyer has dealt with no broker, finder or other intermediary in connection with this sale other than Fidelity Commercial Real Estate Alliance, Inc. (the ?Broker?), Seller agrees to pay all brokerage commissions due to the Broker.

            18. No Other Representations. Buyer acknowledges that neither Seller nor anyone acting, or purporting to act, on behalf of Seller, has, except as expressly set forth in this Agreement, made any representation or warranty with respect to the Property. Without in any manner limiting the generality of the foregoing, Buyer acknowledges and agrees that Buyer and its representatives have (or shall prior to the expiration of the Inspection Period have) inspected the Property and are (or shall become) familiar with the condition thereof; and that Buyer is purchasing the Property in its present "as is" and "where is" condition as the result of Buyer?s inspections and investigations and not in reliance on any representation or warranty made by Seller, or any agent or employee of Seller, except as expressly provided in this Agreement.

            19. Assignability. Buyer shall have the right to assign this Agreement and its rights hereunder; and any assignee of Buyer shall be entitled to exercise all of the rights and powers of Buyer hereunder.

            20. FIRPTA.

                  (a) Section 1445 of the Internal Revenue Code of 1986, as amended (the "Code") provides that a transferee of a United States real property interest must withhold tax if the transferor is a foreign person. To inform Buyer that withholding of tax is not required upon the disposition by Seller of a United States real property interest, the undersigned parties executing this Agreement on behalf of Seller hereby certify the following on behalf of Seller:

                        (i) Seller is not a foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Code and Income Tax Regulations);

                        (ii) Seller's U.S. employer identification number is 23-2606815; and

                        (iii) Seller's office address is: 55 Country Club Drive, Suite 200, Downingtown, PA 19335-3062

Seller, and the parties executing this Agreement on behalf of Seller, understand that this certification may be disclosed to the Internal Revenue Service by Buyer and that any false statement made here could be punished by fine, imprisonment, or both. Under penalties of perjury, the undersigned parties executing this Agreement on behalf of Seller declare that they have examined this certification and to the best of their knowledge and belief, it is true, correct and complete; and they further declare that they have authority to sign this document on behalf of Seller.

                  (b) Seller, and the parties executing this Agreement on behalf of Seller, shall deliver to Buyer at Closing, a restatement of the above certifications of Seller and of the parties executing this Agreement on behalf of Seller in the form attached to this Agreement as Exhibit H.

            21. Notices.

                  (a) All notices, demands, requests or other communications from each party to the other required or permitted under the term of this Agreement shall be in writing and, unless and until otherwise specified in a written notice by the party to whom notice is intended to be given, shall be sent to the parties at the following respective addresses:

                  if intended for Seller:

                  c/o J.Loew & Associates, Inc.
                  55 Country Club Drive
                  Suite 200
                  Downingtown, PA  19335-3062
                  Fax No.:  610-873-7560

                  if intended for Buyer:

                  The Widener Building, Suite 200
                  One South Penn Square
                  Philadelphia, PA 19107
                  Attention:  Jeffrey E. Kelter
                  Fax No.:  (215) 972-0819

Notices may be given on behalf of any party by its legal counsel.

                  (b) Each such notice, demand, request or other communication shall be given (i) against a written receipt of delivery, or (ii) by registered or certified mail of the United States Postal Service, return receipt requested, postage prepaid, or (iii) by a nationally recognized overnight courier service for next business day delivery, or (iv) via telecopier or facsimile transmission to the facsimile number listed above, provided, however, that if such communication is given via telecopier or facsimile transmission, an original counterpart of such communication shall concurrently be sent in either the manner specified in clause (i) or (iii) above.

                  (c) Each such notice, demand, request or other communication shall be deemed to have been given upon the earliest of (i) actual receipt or refusal by the addressee, or (ii) deposit thereof at any main or branch United States post office if sent in accordance with section (b)(ii) above or (iii) deposit thereof with the courier if sent pursuant to section (b)(iii) above.

            22. Miscellaneous.

                  (a) Captions. The captions in this Agreement are inserted for convenience of reference only; they form no part of this Agreement and shall not affect its interpretation.

                  (b) Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties and their respective successors and assigns.

                  (c) Entire Agreement; Governing Law. This Agreement contains the entire understanding of the parties with respect to the subject matter hereof, supersedes all prior or other negotiations, representations, understandings and agreements of, by or among the parties, express or implied, oral or written, which are fully merged herein. The express terms of this Agreement control and supersede any course of performance and/or customary practice inconsistent with any such terms. Any agreement hereafter made shall be ineffective to change, modify, discharge or effect an abandonment of this Agreement unless such agreement is in writing and signed by the party against whom enforcement of such change, modification, discharge or abandonment is sought. This Agreement shall be governed by and construed under the laws of the Commonwealth of Pennsylvania.

                  (d) Provisions Separable. The provisions of this Agreement are independent of and separable from each other, and no provision shall be affected or rendered invalid or unenforceable by virtue of the fact that for any reason any other provision may be invalid or unenforceable in whole or in part.

                  (e) Waiver of Tender of Deed and Purchase Monies. The tender of an executed Deed by Seller and the tender by Buyer of the portion of the Purchase Price payable at Closing are mutually waived, but nothing in this Agreement shall be construed as a waiver of Seller's obligation to deliver the Deed and/or of the concurrent obligation of Buyer to pay the portion of the Purchase Price payable at Closing.

                  (f) Gender, etc. Words used in this Agreement, regardless of the number and gender specifically used, shall be deemed and construed to include any other number, singular or plural, and any other gender, masculine, feminine or neuter, as the context indicates is appropriate.

                  (g) Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument. This Agreement shall be binding when one or more counterparts hereof, individually or taken together, shall bear the signatures of all of the parties reflected on this Agreement as the signatories.

                  (h) Exhibits. All exhibits attached to this Agreement are incorporated by reference into and made a part of this Agreement.

                  (i) No Waiver. Neither the failure nor any delay on the part of either party to this Agreement to exercise any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege preclude any other or further exercise of the same or of any other right, remedy, power or privilege, nor shall any waiver of any right, remedy, power or privilege with respect to any occurrence be construed as a waiver of any such right, remedy, power or privilege with respect to any other occurrence. No waiver shall be effective unless it is in writing and is signed by the party asserted to have granted such waiver.

                  (j) Interpretation. No provision of this Agreement is to be interpreted for or against either party because that party or that party's legal representative or counsel drafted such provision.

                  (k) Time. In computing the number of days for purposes of this Agreement, all days shall be counted, including Saturdays, Sundays and holidays; provided, however, that if the final day of any time period provided in this Agreement shall end on a Saturday, Sunday or legal holiday, then the final day shall extend to 5:00 p.m. of the next full business day. For the purposes of this Section, the term "holiday" shall mean a day other than a Saturday or Sunday on which banks in the state in which the Real Property is located are or may elect to be closed.

                  (l) Attorney's Fees. In connection with any litigation arising out of this Agreement, the prevailing party shall be entitled to recover all costs incurred, including reasonable attorney's fees. However, the provisions of this Section 22(l) are expressly subject to the limitation on Buyer?s liability specified in Section 3 and in no event shall the obligations of Seller pursuant to this Section 22(l) exceed, in the aggregate, the sum of Fifty Thousand Dollars ($50,000).

                  (m) Buyer's Exercise of Right to Terminate. If Buyer desires to terminate this Agreement pursuant to any of the provisions of this Agreement, Buyer shall do so by giving written notice of termination to Seller. Upon any such termination, the Deposit shall be paid to Buyer (and each of Seller and Buyer shall deliver written instructions to the Title Company to pay the Deposit to Buyer); and except as otherwise expressly provided in this Agreement, this Agreement shall be and become null and void and neither party shall have any further rights or obligations under this Agreement.

            23. Other Agreement. Simultaneously with the execution of this Agreement, Buyer is entering into an Agreement of Sale with Hough Loew Associates, Inc., as Seller, pursuant to which Buyer is agreeing to purchase from Hough/Loew Associates, Inc. two certain parcels of land situate in the Township of West Whiteland, Chester County, Pennsylvania (the "Other Agreement"). If for any reason, other than a default by Buyer of its obligations to complete Closing under the Other Agreement, Closing is not completed under the Other Agreement, Buyer shall have the right to terminate this Agreement by written notice to Seller; if for any reason other than a default by Seller of its obligations to complete Closing under the other Agreement, Closing is not completed under the Other Agreement, Seller shall have the right to terminate this Agreement by written notice to Buyer; and if either Buyer or Seller terminates this Agreement pursuant to this Section 23, the Deposit shall be paid to Buyer (and each of Seller and Buyer shall deliver written instructions to the Title Company to pay the Deposit to Buyer); and except as otherwise expressly provided in this Agreement, this Agreement shall be and become null and void and neither party shall have any further rights or obligations under this Agreement.

            IN WITNESS WHEREOF, intending to be legally bound, the parties have executed this Agreement as a sealed instrument as of the day and year first above written.

Witness:                                  SELLER

                                          L&W ASSOCIATES


                                          By: /s/ Jack R. Loew
                                              -------------------------------
                                              August 19, 1997
                                              General Partner


                                          BUYER

                                          PENN SQUARE PROPERTIES, INC.


                                          By: /s/ Jeffrey E. Kelter
                                              ----------------------------------
                                              August 19, 1997
                                              President

                                   SCHEDULE 1

                                  TENANT LEASE

--------------------------------------------------------------------------------
                                                      Commencement   Ending Date
Date of Lease   Date of Amendments   Name of Tenant   Date of Term     of Term
-------------   ------------------   --------------   ------------   -----------
--------------------------------------------------------------------------------
                                    Yves Rocher, Inc.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                   SCHEDULE 2
                              BROKERAGE COMMISSIONS

--------------------------------------------------------------------------------
            Name of Broker                       Amount of Commission
            --------------                       --------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                    EXHIBIT A

                       LEGAL DESCRIPTION OF REAL PROPERTY

                                    EXHIBIT B

                            LIST OF PERSONAL PROPERTY

            (1) All architectural, mechanical, engineering and other plans and specifications relating to the Property.

            (2) All percolation, and other soil, topographical, and traffic studies and tests relating to the Property.

            (3) All trademarks, logos and other marks, trade or business names, and all intangible personal property relating to the ownership, development, use, operation, leases and management of the Property.

            (4) All right, title, and interest of Seller in and to all transferrable or assignable warranties, representations, guarantees, contract rights, and miscellaneous rights, if any, with respect to the Property.

            (5) All books, records, and documents of Seller relating to the Property and Tenant Leases, including without limitation all computer software, programs, tapes and disks relating to the Property and Tenant Leases.

            (6) All ranges, micro-wave ovens, refrigerators, freezers, refrigeration/freezer units, dishwashers, clothes washing machines and dryers, and all other appliances, and all hookups for any of the foregoing or for cable television.

            (7) All heating, ventilating and air conditioning equipment and other machinery, whether portable units or fixtures.

            (8) All wall-to-wall carpeting, screens and garbage disposals, whether personalty or fixtures.

            (9) All certificates of occupancy and all other licenses, permits, authorizations, consents, certificates and approvals issued by any governmental authority having jurisdiction over the Property, and all certificates, if any, issued by the local board of fire underwriters (or other body exercising similar functions).

`                                 EXHIBIT C-1
                                EXISTING MORTGAGE

                   [Copy of Existing Mortgage to be attached]

                                   EXHIBIT C-2
                                  EXISTING NOTE

                     [Copy of Existing Note to be attached]

                                   EXHIBIT C-3

              [Copies of Additional Loan Documents to be attached]

                                    EXHIBIT D

                               INSURANCE POLICIES

                                    EXHIBIT E

                           TENANT ESTOPPEL CERTIFICATE

[Buyer] and its assignee

            Re:   ______ Building,
                  [address]
                  (the "Building")

Gentlemen:

            The undersigned ("Tenant") certifies and agrees as follows:

            1. It is the tenant of a portion of the Building known as Suite No. __ under the lease dated ___________, 19__ (the "Lease"). The Lease has not been supplemented, modified or amended, and there do not exist any other agreements concerning the demised premises between the landlord under the Lease and Tenant, except as set forth below:

            ____________________________________________________________________
            ____________________________________________________________________
            ____________________________________________________________________

            2. The Lease is in full force and effect, and prior to ___________, 19__, the Lease will not be terminated or modified by Tenant without your prior written consent.

            3. The term of the Lease commenced __________, 19__ and expires ___________, 19__. Tenant has no right to renew or extend the term of the Lease except as set forth below:

            ____________________________________________________________________
            ____________________________________________________________________
            ____________________________________________________________________

            4. The current monthly installment of minimum annual rent is $______________. No rent has been paid more than thirty (30) days in advance of its due date. All rent and other sums payable under the Lease have been paid through ____________, 19__.

             5. Tenant is not entitled to any free rent, rental rebates or other concessions under the Lease which have not been exhausted, except ______________
___________________________________________________________________.

             6. Tenant has no claim of offset under the Lease or otherwise against rent or other charges due or to become due under the Lease.

             7. Tenant has accepted possession of the premises demised under the Lease; all improvements or other work required by the terms of the Lease to be performed by the landlord have been completed; the rentable area of the demised premises is __ square feet.

             8. The landlord is not in default under the Lease, and no event has occurred which with the giving of notice or passage of time, or both, constitutes a default by the landlord under the Lease.

             9. Tenant is not in default under the Lease, and no event has occurred which with the giving of notice or passage of time, or both, constitutes a default by Tenant under the Lease.

            10. Tenant has not assigned the Lease or any interest therein or subleased any portion of the demised premises.

            12. The amount of the security deposit held by the landlord under the Lease is $_________________.

            This Certificate shall inure to the benefit of you, your heirs, legal representatives, successors and assigns, and shall be binding upon Tenant and Tenant's heirs, legal representatives, successors and assigns.

            If any statement in this certificate shall become untrue, Tenant shall immediately give to you written notice of such occurrence.

            By executing this Certificate, the signatory represents that he/she is duly authorized to execute this Certificate on behalf of Tenant and legally bind Tenant.

                                     TENANT:


                                     By:
                                        ---------------------------------
                                         Name:
                                         Title:


Dated: ____________________, 19__

                                    EXHIBIT F

            A written statement addressed to Buyer from the holder of the Existing Mortgage and the Existing Note dated as of a date no more than ten (10) days prior to the Closing Date, setting forth:

                  (1) the unpaid principal balance of the Existing Note as of such date,

                  (2) the last date to which principal and interest have been paid,

                  (3) the nature and amount of the moneys then on deposit with such holder for the payment of taxes and insurance premiums,

                  (4) consent by the holder to the conveyance of the Property and assignment of the Tenant Lease to Buyer and confirmation that such conveyance will not cause an acceleration of the debt evidenced by the Existing Note nor constitute an event of default under the Existing Mortgage or the Existing Note, and confirmation that the Buyer has not personally assumed any of the obligations under the Existing Note and Existing Mortgage; and confirmation that Seller and Jack Loew are released from all liability under the Existing Mortgage, Existing Note and Other Loan Documents,

                  (5) confirmation by the holder that the representations and warranties of Seller in Section 8(w) and Section 8(x) are true and correct, and

                  (6) confirmation by the holder that no act, omission or occurrence after Closing by or in connection with Seller or by or in connection with any party who has heretofore guaranteed payment of the Existing Mortgage and Existing Note nor any default under any such guarantee will constitute a default under the Existing Mortgage and/or the Existing Note.

                                    EXHIBIT G

                   ASSIGNMENT AND ASSUMPTION OF TENANT LEASES

      THIS ASSIGNMENT made this __ day of ____, 19__, by and between ______________, a ________________________ having an office at
____________________________________ ("Assignor") and ________________, a
________________________ having an office at _________________________________
("Assignee").

                                    RECITALS

            A. Pursuant to a certain Agreement of Sale and Purchase dated as of _________, 19__ (the "Agreement of Sale"), Assignor has agreed to sell to Assignee, upon the terms, provisions and conditions set forth therein, certain property (hereinafter "Property") located in ___________________________________
________________________________________ on land described on Exhibit A attached to and made a part of this Assignment, all as more particularly described in the Agreement of Sale.

            B. In connection with the sale and purchase of the Property, Assignor desires to assign to Assignee all tenant leases encumbering the Property and Assignee desires to accept said assignment and assume the obligations of Assignor under said leases upon the terms, covenants and conditions set forth in this instrument.

            NOW, THEREFORE, in consideration of the purchase price paid by Assignee to Assignor for the Property, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor and Assignee covenant and agree as follows:

             1. Assignment Assignor hereby assigns, transfers and sets over unto Assignee all of Assignor's and the lessor's right, title and interest in and to
(a) the leases set forth on Exhibit

B attached to and made a part of this Assignment and any other lease, license or right of occupancy affecting the Property, together with all amendments, extensions, renewals and other modifications thereto (the "Tenant Leases"), (b) rents, additional rents, escrow or security or other tenant deposits, fees, income, charges, and profits now or hereafter arising thereunder, and (c) any guarantees of any Tenant Leases, to have and to hold the same unto Assignee, its successors and assigns.

             2. Right to Assign. Assignor represents and warrants that Assignor has title to and full right to assign the Tenant Leases, and any and all rents, income and profits and claims arising thereunder, and any guarantees of any Tenant Leases.

             3. Assumption. Assignee accepts said assignment and assumes all obligations on the part of the lessor under the Tenant Leases first arising or accruing on or after the date of this Assignment.

             4. Indemnification by Assignor. Assignor shall indemnify, defend and hold Assignee harmless from and against any claim, demand, cause of action, charge, judgment, damage, liability, cost or expense (including, without limitation, reasonable attorney's fees and legal costs) (a) arising out of the Tenant Leases in connection with events occurring prior to the date of this Assignment, or (b) arising out of any claim by any tenant arising prior to the date of this Assignment with respect to any escrow or security or other tenant deposit but only to the extent of the amount of such deposit and interest thereon payable to a tenant not transferred by Assignor to Assignee, or (c) arising out of any claim by any broker, finder or other intermediary for any leasing or brokerage commission or other compensation in connection with any Tenant Lease.

             5. Indemnification by Assignee. Assignee shall indemnify, defend and hold Assignor harmless from and against any claim, demand, cause of action, charge, judgment, damage, liability, cost or expense (including, without limitation, reasonable attorneys' fees and legal costs) (a) arising out of the Tenant Leases in connection with events occurring on or after the date of this Assignment (exclusive, however, of events described in clause (c) of Paragraph
4) or (b) arising out of any claim by any tenant arising on or after the date of this Assignment with respect to its escrow or security or other tenant deposit but only to the extent of the amount of such deposit and interest thereon transferred by Assignor to Assignee and not returned to such tenant by Assignee.

             6. Binding Effect. This Assignment shall be binding upon and inure to the benefit of Assignor and Assignee and their respective heirs, personal representatives, successors and assigns.

             7. Limited Power of Attorney. Assignor hereby appoints Assignee its attorney-in-fact for the limited purpose of receiving and endorsing any checks or other payments of rent, income or profits tendered to Assignee pursuant to the terms of the Leases or guarantees if any checks are made payable to the order of Assignor. Assignor ratifies any such endorsement made pursuant to this limited power of attorney. This limited power of attorney is coupled with an interest and is irrevocable.

            IN WITNESS WHEREOF, intending to be legally bound, the parties have caused this instrument to be executed by their duly authorized representatives on the day and year first above written.


                                    ASSIGNOR:


                                    ASSIGNEE:


ADD NOTARY AFFIDAVITS

                                    EXHIBIT H

                                FIRPTA AFFIDAVIT

                           Form for Entity Transferor

            Section 1445 of the Internal Revenue Code provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person. To inform the transferee that withholding of tax is not required upon the disposition of a U.S. real property interest by _________________ (Transferor), the undersigned hereby certifies the following on behalf of
Transferor:

            1. Transferor is not a foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Internal Revenue Code and Income Tax Regulations);

            2. Transferor's U.S. taxpayer identification number is ___________________; and

            3. Transferor's office address is:

               _____________________________
               _____________________________
               _____________________________.

Transferor understands that the above information may be disclosed to the Internal Revenue Service by the transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.

            Under penalties of perjury, I declare that I have examined this instrument and to the best of my knowledge and belief it is true, correct, and complete, and I further declare that I have authority to sign this document on behalf of Transferor.


--------------------------------      ------------------------------------
                                      Name:
                                      Title:

Dated: __________________________

                                                          Exhibit 10(ae) Amend 1

                FIRST AMENDMENT TO AGREEMENT OF SALE AND PURCHASE

            THIS FIRST AMENDMENT TO AGREEMENT OF SALE AND PURCHASE is made as of the __ day of September, 1997, by and between L&W ASSOCIATES, a Pennsylvania General Partnership ("Seller") and PENN SQUARE PROPERTIES, INC., a Pennsylvania Corporation, or its assignee or nominee ("Buyer").

                              W I T N E S S E T H:

            Seller and Buyer have entered into an Agreement of Sale and Purchase dated August 19, 1997 with respect to certain property situate in the Township of East Goshen, Chester County, Pennsylvania (the "Agreement of Sale").

            Terms which have a defined meaning in the Agreement of Sale shall have the same meaning when used in this Agreement.

            Seller and Buyer desire to enter into this Agreement to amend certain provisions in the Agreement of Sale.

            NOW, THEREFORE, Seller and Buyer, each intending legally to be bound hereby agree as follows:

1. Section 4 of the Agreement of Sale is revised by changing the Closing Date from "October 31, 1997" to "November 14, 1997."

2. Section 14(c) of the Agreement of Sale is amended to provide that the Inspection Period shall terminate on October 17, 1997.

3. Except as modified by the terms and provisions of this First Amendment, the Agreement of Sale shall remain in full force and effect in accordance with its terms and provisions.

            IN WITNESS WHEREOF, Seller and Buyer have executed this First Amendment as of the day and year first above written.

                                    SELLER:

                                    L&W ASSOCIATES

                                    By:   Hough/Loew Associates, Inc. -
                                          General Partner


                                          By:   /s/ Jack R. Loew
                                                September 30, 1997
                                                Jack R. Loew, President

                                    BUYER:

                                    PENN SQUARE PROPERTIES, INC.


                                    By:   /s/ Jeffrey E. Kelter
                                          September 30, 1997
                                                President

                                                          Exhibit 10(ae) Amend 2

               SECOND AMENDMENT TO AGREEMENT OF SALE AND PURCHASE

            THIS SECOND AMENDMENT TO AGREEMENT OF SALE AND PURCHASE is made as of the 15th day of October, 1997, by and between L&W ASSOCIATES, a Pennsylvania General Partnership ("Seller") and PENN SQUARE PROPERTIES, INC., a Pennsylvania Corporation, or its assignee or nominee ("Buyer").

                              W I T N E S S E T H:

            Seller and Buyer have entered into an Agreement of Sale and Purchase dated August 19, 1997, as amended, with respect to certain property situate in the Township of East Goshen, Chester County, Pennsylvania (the "Agreement of Sale").

            Terms which have a defined meaning in the Agreement of Sale shall have the same meaning when used in this Agreement.

            Seller and Buyer desire to enter into this Agreement to amend certain provisions in the Agreement of Sale.

            NOW, THEREFORE, Seller and Buyer, each intending legally to be bound hereby agree as follows:

1. Section 14(c) of the Agreement of Sale is amended to provide that the Inspection Period shall terminate on October 24, 1997.

2. Except as modified by the terms and provisions of this Second Amendment, the Agreement of Sale shall remain in full force and effect in accordance with its terms and provisions.

            IN WITNESS WHEREOF, Seller and Buyer have executed this Second Amendment as of the day and year first above written.

                                    SELLER:

                                    L&W ASSOCIATES

                                    By:   Hough/Loew Associates, Inc. -
                                          General Partner


                                          By:   /s/ Jack R. Loew
                                                October 15, 1997
                                                Jack R. Loew, President

                                    BUYER:
                                    PENN SQUARE PROPERTIES, INC.


                                    By:   /s/ Jeffrey E. Kelter
                                          October 15, 1997
                                                President

                                                          Exhibit 10(ae) Amend 3

                THIRD AMENDMENT TO AGREEMENT OF SALE AND PURCHASE

            THIS THIRD AMENDMENT TO AGREEMENT OF SALE AND PURCHASE is made as of the __ day of October, 1997, by and between L&W ASSOCIATES, a Pennsylvania General Partnership ("Seller") and PENN SQUARE PROPERTIES, INC., a Pennsylvania Corporation, or its assignee or nominee ("Buyer").

                              W I T N E S S E T H:

            Seller and Buyer have entered into an Agreement of Sale and Purchase dated August 19, 1997 with respect to certain properties situate in the Township of East Goshen, Chester County, Pennsylvania (the "Agreement of Sale").

            Terms which have a defined meaning in the Agreement of Sale shall have the same meaning when used in this Agreement.

            Seller and Buyer desire to enter into this Agreement to amend certain provisions in the Agreement of Sale.

            NOW, THEREFORE, Seller and Buyer, each intending legally to be bound hereby agree as follows:

1. Section 4 of the Agreement of Sale is revised by changing the Closing Date from "November 14, 1997" to "November 21, 1997."

2. Section 14(c) of the Agreement of Sale is amended to provide that the Inspection Period shall terminate on October 29, 1997.

3. Paragraph 14(a) of the Agreement of Sale is amended to add, as an additional condition to the obligations of Buyer, the delivery to Buyer of an Option Agreement granting to Buyer the option to purchase the lot or piece of ground situate in East Goshen Township, Chester County, Pennsylvania described according to the Subdivision Plan of Goshen Corporate Park/West made by Edward
B. Walsh & Associates, Inc. dated 11/27/89 and last revised 3/15/90, being Parcel 3 as shown on said Plan, and containing 8.9545 acres, more or less, and being part of Parcel No. 53-3-1. The Option Agreement shall be in a form reasonably acceptable to Buyer. Buyer agrees that the form of Option Agreement heretofore submitted by Buyer to Seller is acceptable to Buyer. If Buyer does not complete Closing under the Agreement of Sale by reason of a failure of the condition stated in this Paragraph 3, then Buyer shall also terminate the "Other Agreement" between Buyer and Hough/Loew Associates, Inc.

4. Except as modified by the terms and provisions of this Third Amendment, the Agreement of Sale shall remain in full force and effect in accordance with its terms and provisions.

            IN WITNESS WHEREOF, Seller and Buyer have executed this Third Amendment as of the day and year first above written.

                                    SELLER:

                                    L&W ASSOCIATES

                                    By:   Hough/Loew Associates, Inc. -
                                          General Partner


                                          By:   /s/ Jack R. Loew
                                                Jack R. Loew, President

                                    BUYER:

                                    PENN SQUARE PROPERTIES, INC.


                                    By:   /s/ Jeffrey E. Kelter
                                                President

                                                         Exhibit 10(ae) Amend. 4

               FOURTH AMENDMENT TO AGREEMENT OF SALE AND PURCHASE

            THIS FOURTH AMENDMENT TO AGREEMENT OF SALE AND PURCHASE is made as of the 21st day of November, 1997, by and between L&W ASSOCIATES, a Pennsylvania General Partnership ("Seller") and MCBRIDE PROPERTIES, a New Jersey General Partnership, or its assignee or nominee ("Buyer").

                              W I T N E S S E T H:

            Seller and Penn Square Properties, Inc. have entered into an Agreement of Sale and Purchase dated August 19, 1997 with respect to certain properties situate in the Township of East Goshen, Chester County, Pennsylvania (the "Agreement of Sale"). The rights of Penn Square Properties, Inc. under the Agreement of Sale have been assigned to Buyer.

            Terms which have a defined meaning in the Agreement of Sale shall have the same meaning when used in this Agreement.

            Seller and Buyer desire to enter into this Agreement to amend certain provisions in the Agreement of Sale.

            NOW, THEREFORE, Seller and Buyer, each intending legally to be bound hereby agree as follows:

1. Section 4 of the Agreement of Sale is revised by changing the Closing Date to "December 15, 1997."

2. Paragraph 3 of the Third Amendment to the Agreement of Sale is hereby deleted therefrom and the following is added to the Agreement of Sale as Section 24:

                        "24.  Yves Rocher Expansion.

                              (a) If pursuant to Paragraph 36 of the Tenant
                        Lease, the Landlord under the Tenant Lease becomes obligated to construct a building on the Adjacent Land (as defined in the Tenant Lease) and to lease the building to the Tenant, Seller shall cause good and marketable fee simple tile to the

                        Adjacent Land to be conveyed to Buyer upon the following terms:

                                       (i) Title to the Adjacent Land shall be
                        free and clear of all liens and encumbrances, except for the Permitted Encumbrances.

                                      (ii) Buyer and Seller shall each pay
                        one-half of all realty transfer taxes on the conveyance of the Adjacent Land.

                                     (iii) The purchase price to be paid by
                        Buyer for the Adjacent Land shall be the product of $133,000 times the number of acres in the Adjacent Land.

                                      (iv) Real estate taxes and water and sewer
                        charges shall be apportioned between the Seller and Buyer at the
                        Closing.

                                       (v) The Closing shall be held on such
                        date as shall be designated by at least ten (10) days prior written notice from Buyer to Seller and shall be held at the office of Wolf, Block, Schorr and Solis-Cohen, 9th Floor Packard Building, 111 S. 15th Street, Philadelphia, PA 19102.

                                      (vi) Vacant possession of the Adjacent
                        Land shall be delivered to Buyer at Closing.

                              (b) Seller shall indemnify, defend and save and
                        hold harmless Buyer of and from any and all loss, cost, expense or liability incurred by Buyer which results from a default by Seller of its obligations under this Paragraph 24.

                              (c) The obligations of Seller pursuant to this
                        Paragraph 24 shall survive
                        Closing.

3. Buyer acknowledges that: the exceptions on Schedule B-Section II of the Title Commitments which are not Monetary Liens are Permitted Encumbrances; Buyer has no actual knowledge that the conditions set forth in subparagraphs 14(a)(i) and
(ii) of the Agreement of Sale are not satisfied as of the date of this Fourth Amendment; and Buyer has received the executed Tenant Estoppel Certificates and they are satisfactory to Buyer.

4. Except as modified by the terms and provisions of this Fourth Amendment, the Agreement of Sale shall remain in full force and effect in accordance with its terms and provisions.

            IN WITNESS WHEREOF, Seller and Buyer have executed this Fourth Amendment as of the day and year first above written.

                              SELLER:

                              L&W ASSOCIATES

                              By:   Hough/Loew Associates, Inc. - General
                                    Partner


                                    By:   /s/ Jack R. Loew
                                          Jack R. Loew, President

                              BUYER:

                              MCBRIDE PROPERTIES

                              By:   J. Pool Associates, L.P., a New Jersey
                                    Limited Liability Partnership, Managing
                                    General Partner

                                    By:   Urban Holdings, LLC, a New Jersey
                                          Limited Liability Company, its
                                          General Partner


                                          By:   /s/ David F. McBride
                                                David F. McBride,
                                                Member/Co-Manager

            The undersigned, Jack R. Loew, executes this Fourth Amendment for the purpose of setting forth his agreement to guarantee and be surety for the performance of the obligations of Seller pursuant to the provisions of Section 24 of the Agreement of Sale (as set forth in Paragraph 2 above of this Fourth Amendment); and at Closing, Jack R. Loew shall execute a separate Guaranty and Surety Agreement to set forth the provisions of this paragraph. The obligations of Jack R. Loew pursuant to this paragraph shall survive Closing.


                                /s/ Jack R. Loew
                                    Jack R. Loew